Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2021
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2021	December 31, 2020
Accounts payable	$6,566	$4,695
Accrued operating	11,448	20,648
Accrued administrative	9,059	10,791
Accounts payable and accrued expenses	$27,073	$36,134
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.